UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 21, 2021, Brain Scientific Inc. (the “Company”) entered into allonges with certain of the holders of its promissory notes, as follows:

●	Allonge #2 to Non-Convertible Promissory Note, which amends that certain Non-Convertible Promissory Note in the principal amount of $50,000 dated October 21, 2019, in favor of Leonard Mazur, to extend the maturity date thereof to October 21, 2021;

●	Allonge to Convertible Grid Promissory Note, which amends that certain Convertible Grid Promissory Note in the principal amount of $125,000 dated April 21, 2020, in favor of Andrew Brown, to extend the maturity date thereof to April 21, 2022;

●	Allonge to Convertible Grid Promissory Note, which amends that certain Convertible Grid Promissory Note in the principal amount of $125,000 dated April 21, 2020, in favor of Thomas J. Caleca, to extend the maturity date thereof to April 21, 2022; and

●	Allonge to Promissory Note, which amends that certain Promissory Note in the principal amount of $600,000 dated September 22, 2020, in favor of Auctus Fund, LLC, to extend the payment of the next installment of principal in the amount of US$100,000.00 from April 21, 2021 until April 30, 2021.

The foregoing is a brief description of the terms of the allonges and is qualified in its entirety by reference to the full text of the allonges, copies of which are included as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Allonge #2 to Non-Convertible Promissory Note
10.2	Allonge to Convertible Grid Promissory Note
10.3	Allonge to Convertible Grid Promissory Note
10.4	Allonge to Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President

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